THE LAZARD FUNDS, INC.

Lazard Enhanced Opportunities Portfolio

Supplement to Prospectus dated May 1, 2015

The following replaces "Summary Section – Management – Portfolio Managers/Analysts":

Sean Reynolds, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, has been with the Portfolio since December 2014.

Frank Bianco, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, has been with the Portfolio since December 2014.

The following replaces any contrary information in "Fund Management – Portfolio Management":

Enhanced Opportunities Portfolio – Sean Reynolds and Frank Bianco (each since December 2014)

September 29, 2015